UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_________________________
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (date of earliest event reported): November 5, 2018 (October 31, 2018)
Adobe Inc.
(Exact name of Registrant as specified in its charter)

Delaware	0-15175	77-0019522
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

345 Park Avenue
San Jose, California 95110-2704
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (408) 536-6000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
o Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
o Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
o Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
o Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company      □
If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  □

Item 2.01. Completion of Acquisition or Disposition of Assets.
On October 31, 2018, Adobe Inc. (“Adobe” or the “Company”), completed its previously announced acquisition of Marketo, Inc., a Delaware corporation (the “Acquisition”), pursuant to the Share Purchase Agreement (the “Purchase Agreement”), dated September 20, 2018, by and among Adobe, Milestone Topco, Inc., a Delaware corporation (“Topco”) and indirect parent company of Marketo, Inc. (collectively with Topco and Topco’s other subsidiaries, “Marketo”), the stockholders of Topco (the “Sellers”) and Vista Equity Partners Management, LLC, a Delaware limited liability company (the “Sellers’ Representative”), solely in its capacity as the Sellers’ representative. Pursuant to the Purchase Agreement, upon the closing of the transaction Adobe acquired all of the issued and outstanding shares of capital stock of Topco and other equity interests in Marketo.
The aggregate purchase price paid by Adobe for Marketo was approximately $4.75 billion, subject to certain purchase price adjustments specified in the Purchase Agreement.

The Purchase Agreement and the transactions contemplated by the Purchase Agreement is subject to, and qualified in its entirety by, reference to the full text of the Purchase Agreement, a copy of which was filed as Exhibit 2.1 to the Current Report on Form 8-K filed by the Company with the SEC on September 21, 2018, and is incorporated herein by reference.

Item 8.01. Other Events.
On October 31, 2018, the Company issued a press release announcing the completion of the Acquisition. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
The information contained in this Item 7.01 and in Exhibit 99.1 is furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and such information shall not be deemed to be incorporated by reference into any of the Company’s filings under the Securities Act of 1933, as amended, or the Exchange Act.

Item 9.01. Financial Statements and Exhibits.
(a) Financial Statements of Business Acquired
The Company intends to file the financial statements of Marketo required by Item 9.01(a) as part of an amendment to this Current Report on Form 8-K no later than 71 calendar days after the required filing date for this Current Report on Form 8-K.
(b) Pro Forma Financial Information
The Company intends to file the pro forma financial information required by Item 9.01(b) as part of an amendment to this Current Report on Form 8-K no later than 71 calendar days after the required filing date for this Current Report on Form 8-K.
(d) Exhibits

		Incorporated by Reference**
Exhibit Number	Exhibit Description	Form	Filing Date	Exhibit Number	SEC File No.	Filed Herewith

2.1	Share Purchase Agreement, dated as of September 20, 2018, by and among Adobe Systems Incorporated, Milestone Topco, Inc., the Sellers and Vista Equity Partners Management, LLC, solely in its capacity as the Sellers’ Representative	8-K	9/21/18	2.1	000-15175

99.1	Press release issued on October 31, 2018 entitled "Adobe Completes Acquisition of Marketo"					X
Forward-Looking Statements
This report contains forward-looking information within the meaning of applicable securities law. All statements, other than statements of historical fact, are statements that could be deemed forward-looking statements. Forward-looking statements relate to future events and future performance and reflect Adobe’s expectations regarding the ability to extend its leadership in the experience business through the addition of Marketo’s platform and other anticipated benefits of the transaction. Forward-looking statements involve risks, including general risks associated with Adobe’s and Marketo’s business, uncertainties and other factors that may cause actual results to differ materially from those referred to in the forward-looking statements. Factors that could cause or contribute to such differences include but are not limited to: Adobe’s ability to embed Marketo technology into Adobe Experience Cloud; the ability to integrate Marketo’s partner ecosystem with Adobe’s business; and any statements of assumptions underlying any of the foregoing. The reader is cautioned not to rely on these forward-looking statements. All forward-looking statements are based on information currently available to Adobe and are qualified in their entirety by this cautionary statement. For a discussion of these and other risks and uncertainties, individuals should refer to Adobe’s SEC filings. Adobe does not assume any obligation to update any such forward-looking statements or other statements included in this press release.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADOBE INC.

By:	/s/ John Murphy
John Murphy
Executive Vice President and Chief Financial Officer

Date: November 5, 2018

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